                                                                       EXHIBIT 5

                                                      [ELITEPLUS VALUE] VARIABLE
                                                           ANNUITY APPLICATION
                             [Home Office Use Only]

[VALIC LOGO]                                            AMERICAN GENERAL ANNUITY
                                                        INSURANCE COMPANY

                                                        205 East 10th Avenue
                                                        Amarillo, Texas   79101
                                                        Telephone: 800.424.4990

------------------------------------------------------------------------------------------------------------------------------------
OWNER             Name: Last                                First                          Middle                 Marital Status
(All
Policyholder      ------------------------------------------------------------------------------------------------------------------
correspondence    Address:                 Street                         City                     State                Zip Code
will be sent to
this address.)    ------------------------------------------------------------------------------------------------------------------
                  Date of Birth            Age              Sex           Social Security Number            Daytime Telephone:
                                                                                                           (      )
------------------------------------------------------------------------------------------------------------------------------------
JOINT OWNER       Name: Last                                First                          Middle                 Marital Status
(Optional,
Non-Qualified     ------------------------------------------------------------------------------------------------------------------
Annuities Only.)  Date of Birth            Age              Sex           Social Security Number            Daytime Telephone:
                                                                                                           (      )
------------------------------------------------------------------------------------------------------------------------------------
ANNUITANT         Name: Last                                First                          Middle
(If different
from Owner,       ------------------------------------------------------------------------------------------------------------------
must be age       Address:                 Street                         City                     State                Zip Code
85 or younger.
                  ------------------------------------------------------------------------------------------------------------------
                  Date of Birth            Age              Sex           Social Security Number           Relationship to Owner:

------------------------------------------------------------------------------------------------------------------------------------
OWNER'S           [ ] IF YOU DO NOT WANT JOINT OWNER TO BE THE PRIMARY BENEFICIARY, CHECK HERE AND NAME BENEFICIARY BELOW.
BENEFICIARY       ------------------------------------------------------------------------------------------------------------------
DESIGNATION(S)    Full Name of Beneficiary(ies) and Relationship to Owner:      Relationship:                       Date of Birth:
(In event of      Primary:
Owner's death,                                                                  ----------------------------------------------------
surviving Joint                                                                 Social Security Number(s):
Owner becomes
Primary           ------------------------------------------------------------------------------------------------------------------
Beneficiary.)     Contingent:                                                   Relationship:                       Date of Birth:

                                                                                ----------------------------------------------------
                                                                                Social Security Number(s):

------------------------------------------------------------------------------------------------------------------------------------
PURCHASE          Initial Purchase                           Select Annuity Date              Tax-Qualified Plans:
PAYMENT           Payment:       $                       Month        Day       Year          [ ] Traditional IRA   [ ] SEP IRA
                                  ------------                   /    01    /                 [ ] Roth IRA          [ ] 403(b) TSA
                  Make check payable to:                                                      [ ] 401 (Corp. Plan)  [ ] Other:
                    AMERICAN GENERAL ANNUITY      If no date is selected, the default date
                  [ ] Check if Automatic Check    is age 85 for Non-Qualified contracts       (Circle one):             ------------
                      Option is applicable        (age 70 1/2 for Qualified).                 1. Transfer   2. Rollover
                  ------------------------------------------------------------------------    3. Initial Contribution
                  [ ] Check this box if Contract is Non-Qualified                             Contribution for Tax Year:
                  ------------------------------------------------------------------------    19                  20
                  Is this Annuity intended to replace or be exchanged for                       ---------------     ----------------
                  existing life insurance or annuities                     [ ] Yes  [ ] No    Roth Conversion Year
                                                                                                                  ------------------
------------------------------------------------------------------------------------------------------------------------------------
INITIAL INVESTMENT ALLOCATION FOR AGA SEPARATE ACCOUNT A
------------------------------------------------------------------------------------------------------------------------------------
AGA SEPARATE ACCOUNT A: When a Return of Purchase is required by law during the Right to Examine Contract period, the company will allocate Purchase Payments to the Money Market Sub-Account as described in the Prospectus. Thereafter, Purchase Payments will be allocated as directed by the Owner. USE WHOLE PERCENTAGES ONLY. TOTAL MUST EQUAL 100%.

     % Oppenheimer Growth and Income Fund                        % EliteValue Portfolio               GENERAL ACCOUNT
-----                                                       -----
     % Oppenheimer Growth Fund                                   % AIM V.I. Capital Appreciation Fund      % 1-year Guarantee Period
-----                                                       -----                                     -----
     % Oppenheimer Small Cap Growth Fund                         % AIM V.I. International Equity Fund      % 12-month DCA
-----                                                       -----                                     -----
     % Oppenheimer High Income Fund                              % AIM V.I. Value Fund                     % 6-month DCA
-----                                                       -----                                     -----
     % Oppenheimer Strategic Bond Fund                           % AIM V.I. Diversified Income Fund
-----                                                       -----
     % Van Kampen Emerging Growth Portfolio                      % Templeton Developing Markets Fund - Class 2
-----                                                       -----
     % Van Kampen Enterprise Portfolio                           % Templeton International Fund - Class 2
-----                                                       -----
     % Van Kampen Strategic Stock Portfolio                      % MFS Emerging Growth Series
-----                                                       -----
     % Federated American Leaders II                             % MFS Utilities Series
-----                                                       -----
     % Federated Fund for U.S. Government Securities II          % MFS Research Series
-----                                                       -----
     % State Street Global Advisors Growth Equity Portfolio      % Credit Suisse Growth and Income Portfolio
-----                                                       -----
     % State Street Global Advisors Money Market Portfolio       % Credit Suisse International Equity Portfolio
-----                                                       -----
                                                                 % Salomon Brothers U.S. Government Securities Portfolio
                                                            -----
-----% Total
(Must Total 100%)

--------------------------------------------------------------------------------
DOLLAR COST AVERAGING OPTION: (CHECK EITHER DCA GENERAL ACCOUNT OR MONEY MARKET SUB-ACCOUNT)

[ ] FROM DCA GENERAL ACCOUNT (MAY ONLY BE SELECTED AT POINT OF APPLICATION) $________ Amount (Minimum $250) per month). Account balance will be dollar cost averaged over a (SELECT ONE) [ ] 12-month or [ ] 6-month period from the Dollar Cost Average General Account to the percentage allocations indicated below.

[ ] FROM MONEY MARKET SUB-ACCOUNT $_______ Amount (Minimum $250 per month). Must have a percentage directed to the MONEY MARKET PORTFOLIO in the initial Investment Allocation above. Dollar Cost Average _____ Monthly _______ Quarterly ________ Semi-Annually or ________ Annually over a
     _______ month period (12-month minimum) from the Money Market Portfolio to the percentage allocations indicated below.
USE WHOLE PERCENTAGES (WITH A MINIMUM OF 10% PER SUB-ACCOUNT) ONLY. TOTAL MUST EQUAL 100%.

_____% Oppenheimer Growth and Income Fund                     _____% EliteValue Portfolio
_____% Oppenheimer Growth Fund                                _____% AIM V.I. Capital Appreciation Fund
_____% Oppenheimer Small Cap Growth Fund                      _____% AIM V.I. International Equity Fund
_____% Oppenheimer High Income Fund                           _____% AIM V.I. Value Fund
_____% Oppenheimer Strategic Bond Fund                        _____% AIM V.I. Diversified Income Fund
_____% Van Kampen Emerging Growth Portfolio                   _____% Templeton Developing Markets Fund - Class 2
_____% Van Kampen Enterprise Portfolio                        _____% Templeton International Fund - Class 2
_____% Van Kampen Strategic Stock Portfolio                   _____% MFS Emerging Growth Series
_____% Federated American Leaders II                          _____% MFS Utilities Series
_____% Federated Fund for U.S. Government Securities II       _____% MFS Research Series
_____% State Street Global Advisors Growth Equity Portfolio   _____% Credit Suisse Growth and Income Portfolio
_____% State Street Global Advisors Money Market Portfolio*   _____% Credit Suisse International Equity Portfolio
                                                              _____% Salomon Brothers U.S. Government Securities Portfolio
                                                                                                                _____ % Total
                                                                                                              (Must Total 100%)

     * (Available only for DCA General Account Option)
--------------------------------------------------------------------------------
SWEEP ACCOUNT OPTION:
SWEEP THE INCOME ON A _____ MONTHLY _____ QUARTERLY _____ SEMI-ANNUAL OR
_____ ANNUAL BASIS FROM THE GENERAL ACCOUNT TO THE PERCENTAGE ALLOCATIONS INDICATED BELOW. USE WHOLE PERCENTAGES ONLY. TOTAL MUST EQUAL 100%. GENERAL ACCOUNT BALANCE MUST BE AT LEAST $25,000.

_____% Oppenheimer Growth and Income Fund                     _____% EliteValue Portfolio
_____% Oppenheimer Growth Fund                                _____% AIM V.I. Capital Appreciation Fund
_____% Oppenheimer Small Cap Growth Fund                      _____% AIM V.I. International Equity Fund
_____% Oppenheimer High Income Fund                           _____% AIM V.I. Value Fund
_____% Oppenheimer Strategic Bond Fund                        _____% AIM V.I. Diversified Income Fund
_____% Van Kampen Emerging Growth Portfolio                   _____% Templeton Developing Markets Fund - Class 2
_____% Van Kampen Enterprise Portfolio                        _____% Templeton International Fund - Class 2
_____% Van Kampen Strategic Stock Portfolio                   _____% MFS Emerging Growth Series
_____% Federated American Leaders II                          _____% MFS Utilities Series
_____% Federated Fund for U.S. Government Securities II       _____% MFS Research Series
_____% State Street Global Advisors Growth Equity Portfolio   _____% Credit Suisse Growth and Income Portfolio
_____% State Street Global Advisors Money Market Portfolio    _____% Credit Suisse International Equity Portfolio
                                                              _____% Salomon Brothers U.S. Government Securities Portfolio
                                                                                                                _____ % Total
                                                                                                              (Must Total 100%)

--------------------------------------------------------------------------------
ASSET ALLOCATION OPTION (PORTFOLIO REBALANCING):
REALLOCATE MY INVESTMENTS _____ MONTHLY _____ QUARTERLY ______ SEMI-ANNUALLY OR _____ ANNUALLY TO THE PERCENTAGE ALLOCATIONS INDICATED BELOW. USE WHOLE PERCENTAGES ONLY. TOTAL MUST EQUAL 100%. THE TOTAL VALUE OF THE SUB-ACCOUNTS MUST BE AT LEAST $25,000.

_____% Oppenheimer Growth and Income Fund                     _____% EliteValue Portfolio
_____% Oppenheimer Growth Fund                                _____% AIM V.I. Capital Appreciation Fund
_____% Oppenheimer Small Cap Growth Fund                      _____% AIM V.I. International Equity Fund
_____% Oppenheimer High Income Fund                           _____% AIM V.I. Value Fund
_____% Oppenheimer Strategic Bond Fund                        _____% AIM V.I. Diversified Income Fund
_____% Van Kampen Emerging Growth Portfolio                   _____% Templeton Developing Markets Fund - Class 2
_____% Van Kampen Enterprise Portfolio                        _____% Templeton International Fund - Class 2
_____% Van Kampen Strategic Stock Portfolio                   _____% MFS Emerging Growth Series
_____% Federated American Leaders II                          _____% MFS Utilities Series
_____% Federated Fund for U.S. Government Securities II       _____% MFS Research Series
_____% State Street Global Advisors Growth Equity Portfolio   _____% Credit Suisse Growth and Income Portfolio
_____% State Street Global Advisors Money Market Portfolio    _____% Credit Suisse International Equity Portfolio
                                                              _____% Salomon Brothers U.S. Government Securities Portfolio
                                                                                                                _____ % Total
                                                                                                              (Must Total 100%)

--------------------------------------------------------------------------------

ACKNOWLEDGEMENT:
BY SIGNING BELOW, THE OWNER(S) UNDERSTAND(S) THAT:

A) PAYMENTS AND VALUES WHEN ALLOCATED TO THE SEPARATE ACCOUNT ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT;

B) THIS ANNUITY IS A LONG-TERM COMMITMENT TO MEET INSURANCE NEEDS AND FINANCIAL GOALS; I (WE) ACKNOWLEDGE RECEIPT OF THE MOST RECENT PROSPECTUS FOR AGA SEPARATE ACCOUNT A, AGA SERIES TRUST AND ANY APPLICABLE FUND;

C) THE VARIABLE ANNUITY APPLIED FOR IS NOT UNSUITABLE FOR MY (OUR) INVESTMENT OBJECTIVES, FINANCIAL SITUATION AND NEEDS; AND,

D) FOR 403(b)s, I UNDERSTAND THE WITHDRAWAL RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(b)(11) ON CONTRIBUTIONS AND EARNINGS, AND HAVE RECEIVED A PROSPECTUS EXPLAINING THE RESTRICTIONS. I UNDERSTAND THE OTHER INVESTMENT ALTERNATIVES AVAILABLE UNDER THE EMPLOYER'S 403(b) ARRANGEMENT TO WHICH I MAY ELECT TO TRANSFER MY CONTRACT VALUE.

--------------------------------------------------------------------------------

NOTICE: (THIS APPLICATION IS SUBJECT TO ACCEPTANCE BY AMERICAN GENERAL ANNUITY INSURANCE COMPANY.)

The Owner agrees that to the best of his/her knowledge and belief, all statements and answers in this Application are complete and true. It is further agreed that these statements and answers will become a part of any Contract to be issued. No representative is authorized to modify this agreement or waive any of American General Annuity's rights or requirements. If American General Annuity makes a change in the space designated "Home Office Use Only" in order to correct any apparent errors or omissions, where allowed by state law, it will be approved by the acceptance of the Contract; however, any material changes must be accepted in writing by the Owner.


I HAVE READ AND UNDERSTAND THE ACKNOWLEDGEMENT AND NOTICE.

Signed at                                           on
         ------------------------------------------    -------------------------
                          City           State

X                           X                              X
 -------------------------   ---------------------------    -------------------------------------
 Owner                       Joint Owner (if applicable)    Witness and Registered Rep/Agent



--------------------------  -------------------------------     --------------  -----------------
Broker-Dealer               Print Name of Registered Rep/Agent  State Lic. No.  Agent No.

--------------------------------------------------------------------------------

BY SIGNING ABOVE, THE REGISTERED REP/AGENT CERTIFIES THAT:

A) The questions contained in this Application were asked of the Owner and the answers duly recorded. This application is complete and true to the best of my knowledge and belief;

B) I am NASD-registered and state-licensed for variable annuity contracts where this Application is written and delivered;

C) To the best of my knowledge and belief, this Application [ ] does [ ] does not involve replacement of existing life insurance or annuities. If replacement is involved, I have attached a copy of each disclosure statement and a list of companies involved and indicated cost basis: pre-TEFRA $___________________; post-TEFRA $_____________________; and

D) I received $_______________________ as the Purchase Payment.

--------------------------------------------------------------------------------

FOR                 American General Annuity Insurance Company       FOR              American General Annuity Variable Products
PAYMENTS            205 East 10th Avenue                             APPLICATIONS     State Street Bank
BY WIRE,            Amarillo, Texas 79101                            WITH PAYMENT     1776 Heritage Drive
MAIL                (800) 424-4990                                   BY CHECK,        N. Quincy, MA 02171
APPLICATION                                                          SEND BY          Attn: Lock Box A3W
TO:                                                                  OVERNIGHT TO:    (800) 424-4990

Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, commits insurance fraud, which is a crime and may subject the person to criminal and civil penalties.


                                  Page 3 of 3